UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2015

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 5.07 – Submission of Matters to a vote of Securityholders	4

Item 7.01 - Regulation FD Disclosure	5

Item 9.01 – Financial Statements and Exhibits	5

Signatures	6

2

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 13, 2015, the shareholders of NewBridge Bancorp (the “Company”) approved the NewBridge Bancorp 2015 Long-Term Stock Incentive Plan (the “2015 Plan”) at the Company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”). The 2015 Plan replaces the NewBridge Bancorp Comprehensive Equity Compensation Plan for Directors and Employees, which expired during 2014.

The purpose of the 2015 Plan is to further and promote the interests of the Company and its shareholders by enabling the Company, its subsidiaries and related entities, including NewBridge Bank, to attract, retain and motivate key employees and directors, and to align their interests with those of the Company’s shareholders. Additionally, the 2015 Plan’s objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a unified perspective among participants serving the Company in differing capacities and areas of focus. To do so, the 2015 Plan offers a variety of equity-based incentive awards and opportunities to provide key employees and directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

Eligible employees will be eligible for awards of non-qualified stock options (“NSOs”), incentive stock options (“ISOs”), rights to receive shares of Class A Common Stock (“Common Stock”) at a future date or dates (“Restricted Stock Units”), restricted shares of Common Stock (“Restricted Stock”), and/or performance units having a designated value (“Performance Units”). Non-employees (including non-employee directors) will be eligible for awards of NSOs, Restricted Stock Units and/or Restricted Stock. Except with respect to awards then outstanding, unless sooner terminated, all awards must be granted or awarded on or before May 13, 2025.

The 2015 Plan will be administered by the Compensation Committee. It is anticipated that approximately 27 employees and 17 directors will be eligible to participate in the 2015 Plan. The value of the benefits or amounts that will be received by or allocated to the participants under the 2015 Plan are not yet determinable.

The aggregate number of shares of Common Stock available under the 2015 Plan for making of awards is 1,000,000 shares, subject to appropriate recapitalization adjustments. No more than 125,000 shares of Common Stock may be earned pursuant to any single performance award. No more than 250,000 shares of Common Stock may be granted to any participant in any one calendar year.

The foregoing summary description of the 2015 Plan is qualified in its entirety by reference to the 2015 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. For additional information regarding the 2015 Plan, please refer to “Proposal 2 – Approval of the 2015 Long-Term Stock Incentive Plan” on pages 38-43 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2015, which is incorporated herein by reference as Exhibit 10.2.

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ITEM 5.07 SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

At the Annual Meeting on May 13, 2015, a total of 28,487,152 shares of Common Stock, or 79.56 percent of eligible voting shares, were present at the Annual Meeting, in person or by proxy. The following proposals were voted on by shareholders:

Proposal 1

To elect 17 persons who will serve as members of the Board of Directors until the 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified:

NOMINEE	FOR	AGAINST	ABSTAIN	NON VOTES
Michael S. Albert	22,616,781	204,642	141,860	5,523,869
Robert A. Boyette	22,384,958	419,570	158,755	5,523,869
J. David Branch	22,108,802	695,896	158,585	5,523,869
C. Arnold Britt	22,357,957	447,337	157,989	5,523,869
Robert C. Clark	22,227,357	555,108	180,818	5,523,869
Alex A. Diffey, Jr.	22,321,111	448,109	194,063	5,523,869
Barry Z. Dodson	22,597,881	200,388	165,014	5,523,869
Donald P. Johnson	22,340,529	428,254	194,500	5,523,869
Joseph H. Kinnarney	22,558,757	245,416	159,110	5,523,869
Michael S. Patterson	22,617,840	175,172	170,271	5,523,869
Pressley A. Ridgill	22,378,715	394,869	189,699	5,523,869
Mary E. Rittling	19,936,451	2,881,140	145,692	5,523,869
E. Reid Teague	22,235,434	569,972	157,877	5,523,869
Richard A. Urquhart, III	22,572,904	211,001	179,378	5,523,869
G. Alfred Webster	22,404,401	414,861	144,021	5,523,869
Kenan C. Wright	22,650,542	146,848	165,893	5,523,869
Julius S. Young, Jr.	22,425,508	346,490	191,285	5,523,869

Accordingly, all of the above-named nominees were duly elected.

Proposal 2

To approve the NewBridge Bancorp 2015 Long-Term Stock Incentive Plan

For	Against or Withheld	Abstentions	Broker Non-Votes	Uncast
21,804,129	984,131	163,711	5,523,869	11,312

Accordingly, this proposal was approved.

Proposal 3

To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against or Withheld	Abstentions	Broker Non-Votes
28,180,592	130,928	175,632	0

Accordingly, this proposal was approved.

Proposal 4

To consider and approve an advisory (non-binding) proposal on executive compensation:

For	Against or Withheld	Abstentions	Broker Non-Votes
19,593,019	3,144,656	225,608	5,523,869

Accordingly, this proposal was approved.

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ITEM 7.01 REGULATION FD DISCLOSURE

The Company hereby furnishes its slide presentation, as presented at the Annual Meeting on May 13, 2015. A copy of the slide presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

Exhibit 10.1	NewBridge Bancorp 2015 Long-Term Stock Incentive Plan.

Exhibit 10.2	Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on April 2, 2015, and incorporated herein by reference.

Exhibit 99.1	NewBridge Bancorp slide presentation, as presented at the Annual Meeting of Shareholders on May 13, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: May 13, 2015	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi Senior Executive Vice President and Chief Financial Officer

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